UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11

SPECTRA ENERGY CORP

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPECTRA ENERGY CORP

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

SPECTRA ENERGY CORP

INVESTOR RELATIONS

5400 WESTHEIMER COURT

HOUSTON, TX 77056

Shareholder Meeting to be held on 5/7/09 Proxy Materials Available • Notice and Proxy Statement • Form 10-K • Annual Report

PROXY MATERIALS - VIEW OR RECEIVE
You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before 4/22/09.

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number available and visit:
www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
1) BY INTERNET	- www.proxyvote.com
2) BY TELEPHONE	- 1-800-579-1639
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*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote
Meeting Type: Meeting Date: Meeting Time: For holders as of:	Annual 5/7/09 10:00 A.M. Central Time 3/9/09

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Meeting Location:
Spectra Energy Corp 5400 Westheimer Court Houston, TX 77056
Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

DIRECTIONS TO SPECTRA ENERGY CORP

From 610 West Loop Fwy Take Exit 8C toward FM-1093/Westheimer Road

Turn Right onto Westheimer Road/FM 1093

Turn Right onto Yorktown St.

Then Left to 5400 Westheimer Court, Houston, TX 77056-5310

Phone# (713) 627-5400

Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” ALL NOMINEES FOR DIRECTOR IN PROPOSAL
2 AND “FOR” PROPOSALS 1 AND 3.

Proposal 2:	ELECTION OF DIRECTORS

01) Gregory L. Ebel
02) Peter B. Hamilton
03) Michael E. J. Phelps

Proposal 1:	APPROVAL OF AN AMENDMENT TO SPECTRA ENERGY’S CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFIED STRUCTURE OF ITS BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO SPECTRA ENERGY’S CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFIED STRUCTURE OF ITS BOARD OF DIRECTORS.

Proposal 3:	RATIFICATION OF DELOITTE & TOUCHE LLP AS SPECTRA ENERGY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS SPECTRA ENERGY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009.

IN THEIR DISCRETION, UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.